                                                                      EXHIBIT 10

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 13, 1998 in this Registration Statement (Form N-1A No. 33-33231) of PaineWebber Financial Services Growth Fund Inc.


                                             ERNST & YOUNG LLP


New York, New York
July 28, 1998